Exhibit 99.2

MRC Global 4Q 2019 Earnings Presentation February 13, 2020 Andrew Lane President & CEO Jim Braun Executive Vice President & CFO Kelly Youngblood Executive Vice President & CFO Kelly Youngblood Executive Vice President We Make Energy Flow

4Q 2019 Earnings Presentation MRC Global 2 Forward Looking Statements and Non-GAAP Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “looking forward,” “guidance,” “targeting”, and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, its industry, the company’s future profitability, the company’s guidance on its sales, Adjusted EBITDA, gross profit, gross profit percentage, Adjusted Gross Profit, Adjusted Gross Profit percentage, tax rate, capital expenditures and cash from operations, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements, including the company’s Current Report on Form 8-K dated February 13, 2020. For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com. Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law. Statement Regarding Use of Non-GAAP Measures: The Non-GAAP financial measures contained in this presentation (Adjusted EBITDA and Adjusted Gross Profit) are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives to net income or gross profit. They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the company.

4Q 2019 Earnings Presentation MRC Global 3 Key Points – Fourth Quarter 2019 Results Returned $75 million of cash to shareholders in 2019 and $12 million in 4Q, completing latest share repurchase authorization Purchased $375 million of shares since 2015 Generated $108 million of cash from operations in 4Q19 and $242 million in 2019 Lowered operating costs Excluding adjustments, 4Q19 lower than 4Q18 by $15 million and 2019 lower than 2018 by $25 million Adjusted gross profit of 19.1% in 4Q19 or 20.0%, excluding non-recurring items, flat with 3Q19 Adjusted gross profit of 19.5% in 2019 or 19.7%, excluding non-recurring items, up 10bps from 2018 Net debt of $519 million down $83 million from 3Q 2019 4Q19 revenue decline of 19% from 3Q19 on due to end of year budget exhaustion 4Q19 Adjusted EBITDA of $23 million or 3.0% of revenue Note: Adjusted Gross Profit and Adjusted EBITDA are non-GAAP measures. For a reconciliation to their closest GAAP measures, see our Current Report on Form 8-K dated February 13, 2020.

4Q 2019 Earnings Presentation MRC Global 4 Summary Highlights from Fourth Quarter 2019 Results $766M in revenue – 19% sequential decrease SG&A $141M – down $7M from 4Q18 or down $15M excluding adjustments Segment revenue highlights 4Q19 v 4Q18 Market sector revenue highlights 4Q19 v 4Q18 U.S. – declined 22% on midstream (primarily T&G) and upstream weakness and less downstream project revenue Canada – declined 46% due to poor market conditions International – declined 24% on the conclusion of a project and weak foreign currency. Underlying business grew 5% excluding project & currency impact. Upstream – decreased 34% driven by all segments. Midstream – declined 20% primarily on transmission and gathering revenue decline Downstream – decreased 18% on non-recurring project revenue

4Q 2019 Earnings Presentation
MRC Global 5

Quarterly & YTD Financial Performance

($ millions, except per share data)

Sales


$1,009
$942
$766
$4,172
$3,662
4Q18
3Q19
4Q19
2018
2019

Adjusted Gross Profit and % Margin[1]


$202
$188
$146
$819
$714
20.0%
20.0%
19.1%
19.6%
19.5%
4Q18
3Q19
4Q19 2
2018
2019 2

Adjusted EBITDA and % Margin[1]


$63
$62
$23
$280
$201
6.2%
6.6%
3.0%
6.7%
5.5%
4Q18
3Q19
4Q19
2018
2019

Diluted EPS


$0.04
$0.18
$(0.37)
$0.54
$0.18
4Q18
3Q19
4Q19
2018
2019

1. See reconciliation of non-GAAP measures to GAAP measures in the appendix
2. Includes $5 million of non-cash charges (pre-tax) recorded in cost of goods sold in our international segment for excess and obsolete inventory, and $3 million of charges (pre-tax) recorded in sales for the final settlement of a multi-year customer project, for each of the three months and year ended December 31, 2019. Excluding these charges for the three months ended December 31, 2019 gross profit, as reported would be $139 million (18.1%) and adjusted gross profit would be $154 million (20.0%). Excluding these charges for the year ended December 31, 2019 gross profit, as reported would be $661 million (18.0%) and adjusted gross profit would be $722 million (19.7%).

4Q 2019 Earnings Presentation MRC Global 6 Strong Balance Sheet Provides Financial Flexibility ($ millions) Total Debt 4Q18 $684 3Q19 $627 4Q19 $551 Net Leverage 1 2.3x 2.5x 2.6x Capital Structure December 31, 2019 Cash and Cash Equivalents $32 Total Debt (including current portion): Term Loan B due 2024 (net of discount & deferred financing costs) $390 Global ABL Facility due 2022 161 Total Debt $551 Preferred stock 355 Common stockholders’ equity 642 Total capitalization $1,548 Liquidity $483 Cash Flow from Operations 4Q18 $135 3Q19 $126 4Q19 $108 $(11) 2018 $242 2019 Return on Average Net Capital Employed 8.2% 2012 8.1% 2013 7.2% 2014 2015 -12.8% 2016 -3.6% 2017 4.4% 2018 6.2% 2019 4.3% 1. Multiples represent Net Debt / trailing twelve months Adjusted EBITDA. Net Debt is Total Debt less Cash. 2. Return on Average Net Capital Employed is defined as net income plus interest expense after-tax, divided by average net capital employed (debt plus equity & the preferred stock).

4Q 2019 Earnings Presentation MRC Global 7 Strategy for Creating Shareholder Value Grow Market Share  Provide superior customer service & cost-saving supply chain solutions Focus on blue chip customers who demand value-added service and technical expertise Leverage market leadership position and global footprint Provide multi-channel engagement to capture buying Opportunistic M&A Maximize Profitability Focus on higher margin products, end-markets & sales strategies Leverage scale & global supply chain Expand offering of value-added services to capture enhanced margin Focus on controlling costs & operating leverage Maximize Working Capital Efficiency Reduce cash conversion cycle Optimize inventory to maximize turnover and margin Continual operational efficiency improvements Optimize Capital Structure Optimize capital structure with financial flexibility throughout the cycle  Invest for growth Return capital to shareholders Target leverage ratio  ~2-3x net debt to adjusted EBITDA

4Q 2019 Earnings Presentation MRC Global 8 Strategy – 4Q19 Accomplishments Grow Market Share Added new customer contracts and awards (e.g. Chevron – Canada, INEOS) Maximize Profitability Achieved 40% of revenue from valves in 4Q 2019 and 39% for 2019. On-track to increase valves to 40-42% of total revenue in 2020 and 45% in 2023 Maximize Working Capital Efficiency Inventory peaked 2Q19 & reduced by $97 million from 2Q19 to 4Q19 Achieved 19.1% of working capital, net of cash, to sales - surpassed target of 20% Optimize Capital Structure Repurchased $12 million of shares in 4Q19 and $75 million in 2019 Reduced net debt by $83 million in 4Q19 from 3Q19 and $122 million in 2019 from 2018 Generated $108 million cash from operations in 4Q19 and $242 million in 2019

4Q 2019 Earnings Presentation MRC Global 9 Financial Outlook 2020 Outlook Revenue Profitability & Cash Flow 2020 annual – $3,200 to $3,700M • Adjusted Gross Profit – 19.6% to 19.8% By sector • LIFO – $0 to $10M expense • Upstream – down high-single digit percentages • SG&A – $510 to $530M • Midstream – down mid-single digit percentages • Net income (before preferred stock dividends) $40 to $70M • Downstream – down mid-single digit percentages • Adjusted EBITDA – $160 to $200M By segment • Tax rate – 26 to 28% annual • U.S. & Canada – down mid-single digit percentages • Equity based compensation – $17M • International – down low-single digit percentages • Earnings Per Share – $0.19 to $0.56 Sequential • 1Q20 – flat Cash Flow • Capital expenditures – $15 to $20M • Cash flow from operations – $110 to $160M Note: Adjusted Gross Profit and Adjusted EBITDA are non-GAAP measures. For a reconciliation to their closest GAAP measures, see our Current Report on Form 8-K dated February 13, 2020. The foregoing 2020 Outlook contains forward-looking statements. See our Current Report on Form 8-K dated February 13, 2020 for a discussion of these statements and the factors that might impact the various items in the 2020 Outlook.

4Q 2019 Earnings Presentation MRC Global 10 Concluding Key Points Focused on operating cost reductions, cash flow, balance sheet management Lowering SG&A by $30 million (mid-point) in 2020E from 2019 Expect at least $110 million of cash from operations in 2020E Generated approximately 20% FCF yield in 2019 Gross profit and Adjusted gross profit expected to increase to 18.1% and 19.7% (mid-point) for 2020E, respectively Focus on reducing debt in 2020E Delivering on strategic objectives Optimal balance sheet usage – reducing debt & continued working capital efficiency Growing market share – added and renewed customer contracts Note: Free cash flow yield is defined as Cash provided operations less capital expenditures and preferred stock dividends divided by shares outstanding and stock price (2/10-2/12/20 average).

4Q 2019 Earnings Presentation MRC Global 11 Appendix

4Q 2019 Earnings Presentation MRC Global 12 Adjusted Gross Profit Reconciliation Three months ended Year ended December 31 Expected for year ending December 31 (mid-point) ($ millions) Dec 31, 2019 Sept 30, 2019 Dec 31, 2018 2019 2018 2020E Gross profit $ 131 $ 174 $ 171 $ 653 $ 689 $ 625 Depreciation and amortization 5 5 6 21 23 22 Amortization of intangibles 9 11 11 42 45 28 Increase (decrease) in LIFO reserve 1 (2) 14 (2) 62 5 Adjusted Gross Profit $ 146 $ 188 $ 202 $ 714 $ 819 $ 680 Note: Adjusted Gross Profit is a non-GAAP measure. For a discussion of the use of Adjusted Gross Profit, see our Current Report on Form 8-K dated February 13, 2020

4Q 2019 Earnings Presentation MRC Global 13 Adjusted EBITDA Reconciliation Three months ended Year ended December 31 Expected for year ending December 31 (mid-point) ($ millions) Dec 31, 2019 Sept 30, 2019 Dec 31, 2018 2019 2018 2020E Net (loss) income $ (24) $ 21    $ 10    $ 39 $ 74 $ 55 Income tax expense 5 8 6 27 21 20 Interest expense 9 10 10 40 38 33 Depreciation and amortization 5 5 6 21 23 22 Amortization of intangibles 9 11 11 42 45 28 Increase (decrease) in LIFO reserve 1 (2) 14 (2) 62 5 Inventory-related charges 5 - - 5 - - Supplier bad debt 5 - - 5 - - Change in fair value of derivative instruments - - - - (1) - Equity-based compensation expense 4 5 3 16 14 17 Severance & restructuring charges 4 5 4 9 4 - Write off of debt issuance costs - - - - 1 - Foreign currency gains - (1) (1) (1) (1) - Adjusted EBITDA $ 23 $ 62 $ 63 $ 201 $ 280 $ 180 Note: Adjusted EBITDA is a non-GAAP measure. For a discussion of the use of Adjusted EBITDA, see our Current Report on Form 8-K dated February 13, 2020.